UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 25, 2008

Eight Dragons Company
(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-28453

Nevada	75-2610236
(State of incorporation)	(IRS Employer ID Number)

211 West Wall Street, Midland, TX 79701
(Address of principal executive offices)

(432) 682-1761
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

Termination of LBB & Associates, Ltd., LLP

On September 25, 2008, the Board of Directors of Eight Dragons Company (Company) notified its registered independent certified public accounting firm, LBB & Associates, Ltd., LLP (LBBCPA) of Houston, Texas that the Company’s Board of Directors elected to consolidate the Company’s auditing and review requirements with the registered accounting firm providing services to other entities controlled by the Company’s Chairman, Chief Executive Officer, Chief Accounting Officer and Sole Director.

No accountant's report on the financial statements for either of the past two (2) years (ended December 31, 2007 or 2006) contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going  concern.

During the Company's two most recent fiscal years (ended December 31, 2007 and 2006) and from January 1, 2008 to the date of this Report, there were no disagreements with LBBCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  There were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC, during the Company's two most recent fiscal years (ended December 31, 2007 and 2006) and from January 1, 2008 to the date of this Report.

Engagement of S. W. Hatfield, CPA

On October 2, 2008, subject to the completion of required professional due diligence, the Company’s Board of Directors announced that it intends to engage S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company’s new registered independent public accounting firm to audit the Company’s financial statements for the year ended December 31, 2008 and subsequent periods.  Pursuant to SEC Release 34-42266, SWHCPA will also review the Company’s financial statements to be included in Quarterly Reports on Form 10-Q commencing with the quarter ended September 30, 2008.

The Company did not consult with SWHCPA at any time prior to October 2, 2008, including the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit 16.1 Letter from LBB & Associates, Ltd., LLP dated October 1, 2008 regarding 8-K disclosure.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eight Dragons Company

Dated: October 2, 2008	/s/ Glenn A. Little
Glenn A. Little
Chief Executive Officer
and Chief Financial Officer